SUPPLEMENT DATED AUGUST 12, 2005

TO THE

PROSPECTUS AND STATEMENT OF

ADDITIONAL INFORMATION

OF

SMITH BARNEY INTERNATIONAL LARGE CAP FUND

Effective July 8, 2005, Michael McElroy has become Head of Enhanced Equities for an affiliate of the subadviser and will no longer be a member of the team managing the fund. Roger Garrett, who has recently been named Head of Global Equities for the Subadviser and who joined the team in a part time capacity in 2002 and became a full time member of the team managing the fund at the end of 2004, will now head the team.

Prospectus The information under the heading “Management” in the Prospectus describing the team of individuals who manage the fund’s portfolio is changed to read as follows:

A team of individuals employed by the subadviser manages the day-to-day operations of the fund. As of July 8, 2005, the members of the team are Roger Garrett, who heads the team, and William Hamlyn.

Roger Garrett is a Portfolio Manager of the fund with day-to-day responsibility for managing the Fund, including initiating buy/sell orders and coordinating with research personnel. Mr. Garrett is currently a Director and the Head of Global Equities for the subadviser and a sector manager with coverage of consumer discretionary, consumer staples, financials, energy and materials. He joined the sub-adviser in 1991 and worked as a portfolio manager with the Emerging Market equities team before transitioning into the global team in 2004. Prior to joining the subadviser he worked at Colonial Mutual as an economist and Fixed Income Manager.

William Hamlyn is a Portfolio Manager of the fund with day-to-day responsibility for managing the fund, including initiating buy/sell orders and coordinating with research personnel. He is a Vice President of the subadviser, and a sector manager with coverage of healthcare, industrials, technology, telecommunications, and utilities. Prior to joining the subadviser in 2003, Mr. Hamlyn was a Global Equity Investment Manager at AXA Investment Managers (UK) Limited, which he joined in 1995.

Statement of Additional Information References to Michael McElroy under the heading “Portfolio Managers” in the Statement of Additional Information are removed.

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